Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Salvatore D’Auria, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Tut Systems, Inc., on Form 10-Q for the fiscal quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Tut Systems, Inc.

By:	/s/ SALVATORE D’AURIA
Salvatore D’Auria Chairman, President and Chief Executive Officer (Principal Executive Officer)

Date: July 31, 2003